THE WEITZ FUNDS

Government Money Market Fund (WGMXX)
(the “Fund”)

Supplement dated October 5, 2016 to the Summary Prospectus, Statutory Prospectus and
Statement of Additional Information for the Fund, each dated July 31, 2016

This Supplement provides information regarding certain proposed changes to the Fund to be effective as of December 16, 2016 (the “Effective Date”), as follows:

Proposed Changes to the Name, Investment Policy and Principal Investment Strategies of the Fund

As of the Effective Date, it is proposed that the name, investment policy and principal investment strategies of the Fund will be changed in connection with the determination by Weitz Investment Management, Inc. (the “Adviser”) to no longer operate the Fund as a “government money market fund” as that term is defined under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).  It is currently proposed that as of the Effective Date, the following changes will occur:

• Name Change and Change in Current Investment Policy.  The name of the Fund will change from the “Government Money Market Fund” to the “Ultra Short Government Fund”.
In accordance with provisions of Rule 2a-7 under the 1940 Act with respect to “government money market funds”, the Fund currently has a policy to invest at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) (the “Current Investment Policy”).  In connection with the Adviser’s determination to no longer operate the Fund as a “government money market fund” under Rule 2a-7, the Current Investment Policy will be replaced with a new investment policy pursuant to which the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities.
• Principal Investment Strategies.  The Fund’s principal investment strategies disclosed in the section of each Prospectus titled “Principal Investment Strategies” will be deleted in their entirety and replaced with the following:
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities, asset backed securities, taxable municipal bonds and securities issued by foreign governments. The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality. The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities. The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less.  The average effective duration of the Fund’s portfolio as of September 30, 2016 was [   ] years.
•
Elimination of Fixed Net Asset Value of $1.00 Per Share.  Because the Fund will no longer operate as a money market fund in compliance with Rule 2a-7 under the 1940 Act as of the Effective Date, the Fund will no longer seek to maintain a stable net asset value of $1.00 per share.  As of the Effective Date, the Fund will implement a reverse stock split pursuant to which its net asset value will be set at $10.00 per share and the Fund’s net asset value will be expected to fluctuate thereafter.

•
Adoption of a Benchmark Index.  The Fund intends to adopt the Bank of America Merrill Lynch 6-Month Treasury Bill Index as its benchmark index.  As a “government money market fund”, the Fund is not currently required to designate a benchmark index.

• Portfolio Managers.  Nolan P. Anderson will join Thomas D. Carney as co-portfolio manager of the Fund and they will be jointly and primarily responsible for the day-to-day management of the Fund’s assets.  Mr. Anderson joined Weitz in 2011.  He was previously an associate at Wells Fargo Bank (2007-2011) and a commercial research analyst at Woodmen of the World Life Insurance Society (2004-2007).
• Purchase and Sale of Fund Shares.  In connection with the changes discussed above, as of the Effective Date, the Fund will commence offering Institutional Class shares.  For Institutional Class shares, the minimum investment required to open an account in the Fund will be $1,000,000.

Investors should retain this supplement for future reference.